UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported: February 21, 2000)


                           AMERUS LIFE HOLDINGS, INC.
               (Exact Name of Registrant as Specified in Charter)


IOWA                                     0-21459             42-1459712
(State or Other Jurisdiction     (Commission File Number)    (IRS Employer
of Incorporation)                                            Identification No.)


699 WALNUT STREET
DES MOINES, IOWA                                 50309-3948
(Address of Principal Executive Offices)         (Zip Code)

Registrant's telephone number, including area code:  (515) 362-3600

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            AMERUS LIFE HOLDINGS, INC.

                                            By:  /s/ Michael G. Fraizer
                                               ---------------------------------
                                                Michael G. Fraizer
                                                Executive Vice President &
                                                Chief Financial Officer
Dated: February 21, 2000

The Form 8-K of the Registrant dated February 21, 2000, and filed on February 22, 2000, is hereby amended to include the Consolidated Financial Statements of Indianapolis Life Insurance Company attached hereto.



                                    EXHIBIT

Exhibit No.       Description
-----------       -----------
23.1              Consent of Independent Auditors

99.1 Consolidated Financial Statements of Indianapolis Life Insurance Company at December 31, 1999 and 1998, and for each of the three years in the period ended December 31, 1999.